Seeking attractive returns from small company stocks doesn't need to involve excessive risks. Invest in a fund that focuses on more than just a few, hot stocks.


--------------------------------------------------------------------------------
COLONIAL SMALL CAP VALUE FUND ANNUAL REPORT
--------------------------------------------------------------------------------

JUNE 30, 1999


[Graphic Omitted]

TABLE OF CONTENTS

1   HIGHLIGHTS

2   PORTFOLIO MANAGERS' REPORT

4   PERFORMANCE

5   PORTFOLIO OF INVESTMENTS

8   FINANCIAL STATEMENTS

10  NOTES TO FINANCIAL STATEMENTS

12  FINANCIAL HIGHLIGHTS

-------------------------------
  Not FDIC   May Lose Value
   Insured   No Bank Guarantee
-------------------------------

PRESIDENT'S MESSAGE

[Photo of Stephen E. Gibson]

Dear Shareholder:

The Fund's fiscal year was marked by a series of events that created dramatic shifts in investor sentiment. In the first six months of the year, economic problems in Asia and Latin America, coupled with fears of inflation, created an atmosphere of uncertainty about the direction of the stock market. As a result, investors sought large-cap, blue chip stocks for their quality and liquidity. The Standard & Poor's 500 Index was spurred to new highs on the strength of 18 top growth stocks. Although small stocks got a boost in October and November from a series of interest rate cuts, it was a generally difficult period.

As Asia and Latin America's financial problems showed signs of recovery in late 1998 and the U.S. economy continued its upward trend, investors in early 1999 looked to technology holdings, and "dot com" stocks soared far past their fundamental valuations. The technology sector accounted for more than 25% of the performance of the Russell 2000 and S&P 600 Small Cap indexes. Later in the period, the market favored deep value stocks, as hopes built for a world economic recovery. Colonial Small Cap Value Fund's Class A share total return of negative 11.25%, not including a sales charge, is a result of the generally poor market environment for small stocks during most of the 12-month period.

The following report provides a discussion of your Fund and the economic factors that have affected its performance. As well, the report offers an overview of the Fund's investment philosophy. Thank you for selecting Colonial Small Cap Value Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    August 11, 1999


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
         HIGHLIGHTS
--------------------------------------------------------------------------------


>        LARGE-CAP STOCKS LED MARKET FOR MUCH OF THE YEAR.

         A flight to quality in the fall of 1998 helped make large-cap growth stocks the winners of 1999 for the fourth consecutive year. The market was so narrow that 18 stocks accounted for 100% of the return of the Standard & Poor's 500 Index in the fourth quarter.

>        TECHNOLOGY SECTOR SOARED IN EARLY 1999.

         As the strength of the U.S. economy became clear, investors made a significant shift into the technology sector, but the market remained relatively narrow.

>        Value stocks improved in the second quarter of 1999.

         It wasn't until the end of the period that the market made a significant shift, when investors renewed interest in value stocks. Solid performance in the metal and consumer cyclical sectors provided investors with renewed confidence in the broader market.

>        LARGE-CAP DOMINANCE HURT SMALL-CAP PERFORMANCE.

         The dominance of large-cap stocks had a negative impact on small-cap stock performance during the past 12 months.

                  COLONIAL SMALL CAP VALUE FUND PERFORMANCE VS.
          S&P 600 SMALL CAP INDEX AND S&P 500 INDEX (6/30/98 - 6/30/99)

Colonial Small Cap Value Fund              -11.25%
S&P 600 Small Cap Index                     -3.02%
S&P 500 Index                               22.76%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 large-capitalization U.S. stocks. The S&P 600 Small Cap Index is an unmanaged index that tracks the performance of 600 small-capitalization stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.



               NET ASSET VALUE PER SHARE AS OF 6/30/99

               Class A                               $30.36
               --------------------------------------------
               Class B                               $28.78
               --------------------------------------------
               Class C                               $29.59
               --------------------------------------------
               Class Z                               $30.70
               --------------------------------------------

ANNUAL REPORT: COLONIAL SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

               TOP 10 HOLDINGS AS OF 6/30/99
               (AS A PERCENTAGE OF NET ASSETS)

                 1.   Furniture Brands                 2.1%
               --------------------------------------------
                 2.   CEC Entertainment                1.9%
               --------------------------------------------
                 3.   Valassis Communications          1.9%
               --------------------------------------------
                 4.   QLogic                           1.7%
               --------------------------------------------
                 5.   SemTech                          1.7%
               --------------------------------------------
                 6.   Ames Dept. Stores                1.5%
               --------------------------------------------
                 7.   Fremont General                  1.5%
               --------------------------------------------
                 8.   Applied Micro Circuits           1.5%
               --------------------------------------------
                 9.   Fossil, Inc.                     1.4%
               --------------------------------------------
                10.   Ethan Allen Interiors            1.4%
               --------------------------------------------

Holdings are calculated as a percentage of total net assets.
Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

BOUGHT

COMPUTER HARDWARE
Applied Micro Circuits Corporation (1.5% of net assets) provided the microcircuits for 70% of Cisco's routers and has a proprietary relationship with Cisco for Cisco's next generation of products. We believe this key partnership bodes well for future profitability.

PRI Automation, Inc. (0.9% of net assets) helps microchip producers automate their production, helping these producers avoid costly accidents and down time, which can improve their bottom line.

FUND'S PERFORMANCE IMPROVED LATE IN THE PERIOD
For the 12-month period ended June 30, 1999, the Fund had a total return of negative 11.25% for Class A shares, without a sales charge. By comparison, the S&P 600 Small Cap Index, the Fund's benchmark, had a total return of negative 3.02% during the same period. However, as the market broadened in the second quarter of 1999, the Fund performed well. In the final three months of the period, the Fund had a total return of 17.54%, versus 15.42% for the S&P 600.

Despite several shifts in investor psychology during the year, we stayed true to our philosophy of broad diversification. We did not follow the trend of making large bets in momentum-driven areas of the market. Instead, we sought to maintain sector weightings similar to those of the S&P 600 Small Cap Index. However, as indexes became heavily "weighted" with stocks that had large price increases during the period, the result was often underperformance for many active managers. The reason for this underperformance, we believe, is that most prudent managers would never load up on a few "hot" issues -- it simply would not be in the best interest of the shareholders.

We continue to believe that, over the long-term, our strategy can smooth the bumps of a volatile market and is a sensible way to pursue growth while maintaining diversification. Where we work to add value to the investor is through stock selection. We are constantly seeking to invest in companies with solid management and good business plans, but that are currently out of favor with the market.

TECHNOLOGY HOLDINGS BENEFITED FUND
We increased our technology holdings during the period to remain within 5% of the S&P 600 Small Cap Index's weighting. Avoiding unproven Internet or "dot com" stocks that we believed were overvalued, we focused on more established companies that provide the infrastructure, or hardware, that the Internet needs to continue growing.

CYCLICAL INDUSTRIES RETURNED TO FAVOR
Another focus for the Fund has been cyclical stocks like manufacturing, retail and energy. Cyclical commodities got help from OPEC late in the Fund's fiscal year as members agreed to reduce oil production in an effort to raise prices. The move was successful in raising both oil and natural gas prices.

Despite slow and steady economic growth and the housing boom, furniture stocks were hit hard in the fall. We have held onto several names that we believe offer good long-term value.

BROADENING TREND CONTINUES
Going forward, we believe the recent broadening trend in the market will continue as investors remain confident in worldwide financial recovery. At the small cap level, in particular, companies are reporting increased profits as a result of continued strength in consumer spending and production as well as an increase in demand for exports.

/s/ James P. Haynie               /s/ Michael Rega

JAMES HAYNIE and MICHAEL REGA co-manage Colonial Small Cap Value Fund. Mr. Haynie is a senior vice president of Colonial Management Associates, Inc. (CMA). Mr. Rega is a vice president of CMA.


CHANGE IN SECTOR BREAKDOWNS FROM 6/30/98 -- 6/30/99

                               6/30/99       6/30/98

CONSUMER CYCLICALS              19.4%         18.6%
TECHNOLOGIES                    19.0%         11.6%
FINANCIALS                      12.0%         14.6%
CAPITAL GOODS                   11.1%          9.9%
HEALTH CARE                      9.3%         12.3%
SERVICES                         6.9%          4.2%
CONSUMER STAPLES                 3.9%          5.2%
UTILITIES                        3.8%          5.2%

Industry sectors in the following financial statements are based upon standard industrial classification (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

HELD

RETAIL
Fossil, Inc. (1.4% of net assets)
This Dallas-based designer and distributor of fashion watches has increased its earnings growth by 25% for five consecutive quarters. This company protects its core profits with approximately five key watch lines, but fuels its growth by licensing its name to select partners.

FURNITURE
Furniture Brands International
(2.1% of net assets) manufactures quality furniture at low prices under the Broyhill, Thomasville and Lane Company brand names.

ANNUAL REPORT: COLONIAL SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

       COLONIAL SMALL CAP VALUE CLASS A SHARE INVESTMENT PERFORMANCE VS.
             THE RUSSELL 2000 INDEX AND THE S&P 600 SMALL CAP INDEX
Change in Value of $10,000 from 6/30/89 - 6/30/99 with and without sales charge


                                            RUSSELL          S&P 600
         WITHOUT CHARGE    WITH CHARGE     2000 INDEX     SMALL CAP INDEX
--------------------------------------------------------------------------------
6/89       $10,000         $ 9,425          $10,000          $10,000
6/90         9,938           9,366           10,296            9,934
6/91         8,607           8,112           10,433            9,746
6/92         9,173           8,645           11,949           11,412
6/93        11,799          11,120           15,057           14,663
6/94        12,401          11,687           15,711           14,937
6/95        16,560          15,607           18,871           17,978
6/96        20,751          19,557           23,379           22,656
6/97        24,806          23,379           27,196           27,568
6/98        29,506          27,809           31,685           32,927
6/99        26,185          24,680           32,160           32,171

CHANGE IN VALUE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM
6/30/89 - 6/30/99

SHARE CLASS                       A            B            C             Z
-------------------------------------------------------------------------------
Without Sales Charge           $26,185       $24,942      $25,549      $26,441
-------------------------------------------------------------------------------
With Sales Charge              $24,680       $24,942      $25,549      $26,441
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

SHARE CLASS        A                     B                    C           Z
INCEPTION       7/25/86(1)            11/9/92              1/15/96      7/28/95
-------------------------------------------------------------------------------

          Without      With    Without     With    Without     With
           Sales      Sales     Sales     Sales     Sales      Sales
           Charge     Charge    Charge    Charge    Charge    Charge
-------------------------------------------------------------------------------
1 year    (11.25)%   (16.36)%  (11.91)%  (16.31)%  (11.91)%  (12.79)%   (10.99)%
-------------------------------------------------------------------------------
5 years    16.12      14.76     15.28     15.05     15.55     15.55      16.35
-------------------------------------------------------------------------------
10 years   10.10       9.45      9.57      9.57      9.83      9.83      10.21
-------------------------------------------------------------------------------

(1) Investment policies changed November 2, 1992.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Classes B, C, and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower, and Class Z share returns would have been higher.

The Russell 2000 Index and the Standard & Poor's 600 Small Cap Index are unmanaged indexes that track the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1999
(In thousands)

--------------------------------------------------------------------------------
COMMON STOCKS - 96.3%
--------------------------------------------------------------------------------
CONSTRUCTION - 2.9%
BUILDING CONSTUCTION - 2.1%
Lennar Corp. ....................................              66     $  1,584
NVR, Inc. (a) ...................................             163        8,480
Toll Brothers, Inc. (a) .........................             150        3,214
                                                                      --------
                                                                        13,278
                                                                      --------
NON-BUILDING CONSTRUCTION - 0.8%
Granite Construction, Inc. ......................             169        4,948
                                                                      --------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 11.3%
DEPOSITORY INSTITUTIONS - 3.7%
Astoria Financial Corp. .........................              75        3,273
Bank United Corp. ...............................              72        2,882
Charter One Financial, Inc. .....................             103        2,859
Downey Financial Corp. ..........................             161        3,532
FirstFed Financial Corp. (a) ....................             192        3,686
Peoples Heritage Financial Group, Inc. ..........             208        3,908
Webster Financial Corp. .........................              93        2,523
                                                                      --------
                                                                        22,663
                                                                      --------
INSURANCE CARRIERS - 5.3%
ARM Financial Group, Inc. .......................             247        2,098
Capital RE Corp. ................................             191        3,066
Delphi Financial Group, Inc. (a) ................             101        3,607
Enhance Financial Services Group, Inc. ..........             201        3,960
Fidelity National Finance, Inc. .................             136        2,847
Fremont General Corp. ...........................             486        9,169
LandAmerica Financial Group, Inc. ...............             107        3,076
Orion Capital Corp. .............................              47        1,690
XL Capital Ltd., Class A ........................              58        3,278
                                                                      --------
                                                                        32,791
                                                                      --------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.1%
Consumer Portfolio Services, Inc. (a) ...........             107          179
Metris Companies, Inc. ..........................             (b)          (b)
Resource America, Inc. ..........................             166        2,407
Resource Bancshares Mortgage Group, Inc. ........             393        4,023
                                                                      --------
                                                                         6,609
                                                                      --------
REAL ESTATE - 0.3%
Chicago Title Corp. .............................              45        1,606
                                                                      --------
SECURITY BROKERS & DEALERS - 0.9%
Advest Group, Inc. ..............................              74        1,483
Investment Technology Group, Inc. ...............               2           68
Raymond James Financial, Inc. ...................             169        4,036
                                                                      --------
                                                                         5,587
                                                                      --------
--------------------------------------------------------------------------------
MANUFACTURING - 41.7%
APPAREL - 1.0%
Kellwood Co. ....................................              79        2,146
Nautica Enterprises, Inc. (a) ...................             239        4,038
                                                                      --------
                                                                         6,184
                                                                      --------
CHEMICAL & ALLIED PRODUCTS - 3.4%
A. Schulman, Inc. ...............................              75        1,289
Barr Laboratories, Inc. (a) .....................              43        1,715
Chattem, Inc. ...................................              37        1,177
Dexter Corp. ....................................             108        4,412
Goodrich (B.F.) Co. .............................              67        2,826
Jones Pharma, Inc. ..............................              58        2,284
Medicis Pharmaceutical Corp., Class A (a) .......             241        6,104
Zonagen, Inc. (a) ...............................             108          998
                                                                      --------
                                                                        20,805
                                                                      --------
COMMUNICATIONS EQUIPMENT - 1.4%
Comverse Technology, Inc. (a) ...................             101        7,644
Premisys Communications, Inc. (a) ...............             160        1,170
                                                                      --------
                                                                         8,814
                                                                      --------
ELECTRICAL EQUIPMENT - 1.5%
Applied Micro Circuits Corp. (a) ................             110        9,048
                                                                      --------
ELECTRONIC COMPONENTS - 6.2%
Innovex, Inc. ...................................             130        1,820
Park Electrochemical Corp. ......................             174        4,994
Plexus Corp. (a) ................................             161        4,844
QLogic Corp. (a) ................................              80       10,520
Sanmina Corp. (a) ...............................              75        5,691
SemTech Corp. (a) ...............................             196       10,217
                                                                      --------
                                                                        38,086
                                                                      --------
FABRICATED METAL - 1.3%
Alliant Techsystems, Inc. (a) ...................              20        1,764
Barnes Group, Inc. ..............................             194        4,211
Nortek, Inc. (a) ................................              64        1,998
                                                                      --------
                                                                         7,973
                                                                      --------
FOOD & KINDRED PRODUCTS - 2.4%
Canandaigua Brands, Inc., Class A (a) ...........             127        6,633
Michael Foods, Inc. .............................             202        4,754
Ralcorp Holdings, Inc. (a) ......................              94        1,510
Smithfield Foods, Inc. (a) ......................              60        2,010
                                                                      --------
                                                                        14,907
                                                                      --------
FURNITURE & FIXTURES - 3.5%
Ethan Allen Interiors, Inc. .....................             233        8,811
Furniture Brands International, Inc. (a) ........             466       12,987
                                                                      --------
                                                                        21,798
                                                                      --------
MACHINERY & COMPUTER EQUIPMENT - 7.4%
Asyst Technology, Inc. (a) ......................             189        5,670
Bell & Howell Co. (a) ...........................              45        1,702
Brooks Automation, Inc. (a) .....................              21          563
Gehl Co. (a) ....................................             115        2,335
Kaydon Corp. ....................................             114        3,816
Manitowoc, Inc. .................................             209        8,691
Milacron, Inc. ..................................             117        2,164
NACCO Industries, Inc. ..........................              51        3,741
Novellus Systems, Inc. (a) ......................              71        4,846
Pentair, Inc. ...................................              46        2,100
SPS Technologies, Inc. (a) ......................              26          986
Terex Corp. (a) .................................             139        4,216
Watsco, Inc. ....................................               1           20
Xircom, Inc. (a) ................................              52        1,566
Zebra Technologies Corp., Class A (a) ...........              89        3,417
                                                                      --------
                                                                        45,833
                                                                      --------
MEASURING & ANALYZING INSTRUMENTS - 3.3%
ADAC Laoboratories ..............................             325     $  2,356
Colorado MEDtech, Inc. (a) ......................             157        3,438
Esterline Technologies Corp. (a) ................              88        1,261
Fossil, Inc. (a) ................................             184        8,879
Maxxim Medical, Inc. (a) ........................              70        1,632
Ocular Sciences, Inc. (a) .......................              25          434
VISX, Inc. (a) ..................................              34        2,692
                                                                      --------
                                                                        20,692
                                                                      --------
MISCELLANEOUS MANUFACTURING - 0.5%
Russ Berrie & Co., Inc. .........................             136        3,373
                                                                      --------
PAPER PRODUCTS - 0.2%
Wausau-Mosinee Paper Corp. ......................              82        1,473
                                                                      --------
PETROLEUM REFINING - 0.4%
Tesoro Petroleum Corp. (a) ......................             142        2,255
                                                                      --------
PRIMARY METAL - 3.5%
Encore Wire Corp. (a) ...........................             156        1,414
Mueller Industries, Inc. (a) ....................             131        4,449
Precision Castparts Corp. .......................             116        4,917
Quanex Corp. ....................................              84        2,386
RTI International Metals (a) ....................             276        4,052
Ryerson Tull, Inc. ..............................              67        1,507
Tredegar Industries, Inc. .......................             123        2,664
                                                                      --------
                                                                        21,389
                                                                      --------
PRINTING & PUBLISHING - 1.9%
Valassis Communications, Inc. (a) ...............             317       11,597
                                                                      --------
RUBBER & PLASTIC - 0.4%
Carlisle Cos., Inc. .............................              54        2,575
                                                                      --------
STONE, CLAY, GLASS & CONCRETE - 0.8%
Centex Construction Products, Inc. ..............              22          734
Lone Star Industries, Inc. ......................             119        4,458
                                                                      --------
                                                                         5,192
                                                                      --------
TEXTILE MILL PRODUCTS - 0.3%
Interface, Inc. .................................             200        1,728
                                                                      --------
TRANSPORTATION EQUIPMENT - 2.3%
AAR Corp. .......................................              59        1,343
Arvin Industries, Inc. ..........................             175        6,644
Varlen Corp. ....................................             124        5,020
Winnebago Industries, Inc. ......................              41          920
                                                                      --------
                                                                        13,927
                                                                      --------
--------------------------------------------------------------------------------
MINING & ENERGY - 1.7%
OIL & GAS EXTRACTION - 0.4%
Stolt Comex Seaway, S.A. (a) ....................             237        2,581
                                                                      --------
OIL & GAS FIELD SERVICES - 1.3%
Pool Energy Services Co. (a) ....................              60        1,219
Pride International, Inc. (a) ...................             303        3,196
Veritas DGC, Inc. (a) ...........................             197        3,613
                                                                      --------
                                                                         8,028
                                                                      --------
RETAIL TRADE - 10.5%
APPAREL & ACCESSORY STORES - 2.0%
Claire's Stores, Inc. ...........................             108     $  2,767
Genesco, Inc. (a) ...............................             133        1,937
Ross Stores, Inc. ...............................             156        7,864
                                                                      --------
                                                                        12,568
                                                                      --------
AUTO DEALERS & GAS STATIONS - 0.5%
United Auto Group, Inc. (a) .....................             300        3,074
                                                                      --------
FOOD STORES - 0.5%
The Kroger Co. (a) ..............................             107        2,989
                                                                      --------
GENERAL MERCHANDISE STORES - 2.6%
Ames Department Stores, Inc. (a) ................             210        9,572
Shopko Stores, Inc. .............................             178        6,453
                                                                      --------
                                                                        16,025
                                                                      --------
HOME FURNISHINGS & EQUIPMENT - 0.1%
CompUSA, Inc. (a) ...............................              70          518
                                                                      --------
MISCELLANEOUS RETAIL - 1.5%
Musicland Stores Corp. (a) ......................             169        1,499
Tiffany & Co. ...................................              32        3,107
Zale Corp. (a) ..................................             115        4,600
                                                                      --------
                                                                         9,206
                                                                      --------
RESTAURANTS - 3.3%
CEC Entertainment, Inc. (a) .....................             284       11,978
CKE Restaurants, Inc. ...........................             110        1,791
Foodmaker, Inc. (a) .............................             240        6,799
                                                                      --------
                                                                        20,568
                                                                      --------
--------------------------------------------------------------------------------
SERVICES - 18.6%
AMUSEMENT & RECREATION - 0.4%
Anchor Gaming (a) ...............................              56        2,667
                                                                      --------
AUTO REPAIR, RENTAL & PARKING - 0.6%
Midas, Inc. .....................................              46        1,302
XTRA Corp. ......................................              48        2,210
                                                                      --------
                                                                         3,512
                                                                      --------
BUSINESS SERVICES - 2.6%
Advo, Inc. ......................................             302        6,260
Interim Services, Inc. (a) ......................             103        2,124
Norrell Corp. ...................................             125        2,352
Ogden Corp. .....................................             192        5,172
                                                                      --------
                                                                        15,908
                                                                      --------
COMPUTER RELATED SERVICES - 3.9%
DSP Group, Inc. (a) .............................             200        7,200
Health Management Systems, Inc. (a) .............             211        1,160
Inacom Corp. (a) ................................             325        4,107
Jack Henry & Associates .........................              85        3,317
Macromedia, Inc. (a) ............................              94        3,314
Personnel Group of America, Inc. (a) ............              83          827
Systems & Computer Technology Corp. (a) .........             253        3,680
Technology Solutions Co. (a) ....................              58          627
                                                                      --------
                                                                        24,232
                                                                      --------
COMPUTER SOFTWARE - 3.4%
Acclaim Entertainment, Inc. (a) .................             121          771
BMC Software, Inc. (a) ..........................              41        2,198
Computer Horizons Corp. (a) .....................              65          898
Computer Task Group, Inc. .......................              74        1,258
Data Dimensions, Inc. (a) .......................             403        1,334
Hyperion Solutions Corp. (a) ....................             110        1,967
PRI Automation, Inc. (a) ........................             153        5,546
Progress Software Corp. (a) .....................             126        3,568
Symantec Corp. (a) ..............................             126        3,213
                                                                      --------
                                                                        20,753
                                                                      --------
ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 2.8%
Core Laboratories N.V. (a) ......................              94        1,303
EG&G, Inc. ......................................              63        2,234
Jacobs Engineering Group, Inc. (a) ..............             116        4,419
Kendle International, Inc. (a) ..................              74        1,184
Quest Diagnostic, Inc. (a) ......................              38        1,035
URS Corp. (a) ...................................              73        2,140
Whittman-Hart, Inc. (a) .........................             150        4,762
                                                                      --------
                                                                        17,077
                                                                      --------
HEALTH SERVICES - 3.9%
Curative Health Services, Inc. (a) ..............             187        1,026
Hooper Holmes, Inc. .............................             184        3,741
IDEXX Laboratories, Inc. (a) ....................              62        1,445
Integrated Health Services, Inc. ................             183        1,463
Lincare Holdings, Inc. (a) ......................              34          850
Osteotech, Inc. (a) .............................             270        7,764
Pediatrix Medical Group, Inc. (a) ...............              30          631
RehabCare Group, Inc. (a) .......................             185        3,402
Universal Health Services, Inc., Class B (a) ....              79        3,758
                                                                      --------
                                                                        24,080
                                                                      --------
HOTELS, CAMPS & LODGING - 0.6%
Sunterra Resorts, Inc. (a) ......................             265        3,699
                                                                      --------
OTHER SERVICES - 0.4%
Metamor Worldwide, Inc. (a) .....................             113        2,719
                                                                      --------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 6.4%
AIR TRANSPORTATION - 1.3%
Airborne Freight Corp. ..........................              85        2,353
Comair Holdings, Inc. ...........................             156        3,250
Midwest Express Holdings, Inc. ..................              10          323
SkyWest, Inc. ...................................              81        2,020
                                                                      --------
                                                                         7,946
                                                                      --------
ELECTRIC SERVICES - 2.0%
CMP Group, Inc. .................................             212        5,549
Public Service Co. of New Mexico ................             141        2,809
Sierra Pacific Resources ........................              85        3,092
The United Illuminating Co. .....................              28        1,188
                                                                      --------
                                                                        12,638
                                                                      --------
GAS SERVICES - 0.4%
UGI Corp. .......................................             128        2,576
                                                                      --------
MOTOR FREIGHT & WAREHOUSING - 1.1%
CNF Transportation ..............................              24          921
USFreightways Corp. .............................             127        5,891
                                                                      --------
                                                                         6,812
                                                                      --------
SANITARY SERVICES - 0.5%
Piedmont Natural Gas Co. ........................              97        3,010
                                                                      --------
TRANSPORTATION SERVICES - 1.1%
Avis Rent-A-Car, Inc. (a) .......................             147        4,284
Circle International Group, Inc. ................             116        2,536
                                                                      --------
                                                                         6,820
                                                                      --------
--------------------------------------------------------------------------------
WHOLESALE TRADE - 3.2%
DURABLE GOODS - 1.6%
Brightpoint, Inc. (a) ...........................             170        1,031
HA-LO Industries, Inc. (a) ......................             286        2,827
Owens & Minor, Inc. .............................             166        1,828
Patterson Dental Co. (a) ........................             129        4,465
                                                                      --------
                                                                        10,151
                                                                      --------
NONDURABLE GOODS - 1.6%
Bindley Western Industries, Inc. ................              88        2,020
Fresh Del Monte Produce, Inc. (a) ...............              83        1,165
United Stationers, Inc. (a) .....................             166        3,645
Universal Corp. .................................             113        3,214
                                                                      --------
                                                                        10,044
                                                                      --------
TOTAL COMMON STOCKS (cost of $512,568) ..........                      595,332
                                                                      --------
CORPORATE FIXED INCOME BONDS &
NOTES - 0.4%                                              PAR
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.4%
FINANCIAL SERVICES
Impac Mortgage Holdings,
(cost of $2,292) 11.000% 2/15/04 ................         $ 2,537        2,416
                                                                      --------
TOTAL INVESTMENTS - 96.7% (cost of $514,860) (c)                       597,748
                                                                      --------
SHORT-TERM OBLIGATIONS - 3.2%
--------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg, dated
 06/30/99, due 07/01/99 at 4.800%, collateralized
  by U.S. Treasury bonds & notes with various
  maturities to 2027, market value $20,666
  (repurchase proceeds $19,967)                            19,964       19,964
                                                                      --------

OTHER ASSETS & LIABILITIES, NET - 0.1%                                     617
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $618,329
                                                                      ========
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)Non-income producing.
(b)Rounds to less than one.
(c)Cost for federal income tax purposes is $516,164.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $514,860)                                $597,748
Short-term obligations                                                19,964
                                                                     -------
                                                                     617,712
Receivable for:
  Investments sold                                                     1,447
  Fund shares sold                                                     1,103
  Dividends                                                              341
  Interest                                                                38
Other                                                                      5
                                                                     -------
                                                                       2,934
                                                                     -------
  Total assets                                                       620,646

LIABILITIES
Payable for:
  Fund shares repurchased                                              2,197
Accrued:
  Transfer agent out-of-pocket fee                                        92
  Deferred Trustees fees                                                   6
Other                                                                     22
                                                                     -------
  Total liabilities                                                    2,317
                                                                     -------
Net assets                                                          $618,329
                                                                    ========
Net asset value & redemption price per share --
 Class A ($263,436/8,676)                                           $  30.36(a)
                                                                    --------
Maximum offering price per share -- Class A ($30.36/0.9425)         $  32.21(b)
                                                                    --------
Net asset value & offering price per share -- Class B
 ($307,252/10,675)                                                  $  28.78(a)
                                                                    --------
Net asset value & offering price per share -- Class C
 ($35,987/1,216)                                                    $  29.59(a)
                                                                    --------
Net asset value, offering and redemption price per share --
 Class Z ($11,654/380)                                              $  30.70
                                                                    --------
COMPOSITION OF NET ASSETS
Capital paid in                                                     $600,566
Overdistributed net istment income                                       (20)
Accumulated net reali loss                                           (65,105)
Net unrealized apprecion                                              82,888
                                                                    --------
                                                                    $618,329
                                                                    ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended June 30, 1999
(in thousands)

INVESTMENT INCOME
Dividends                                                             $   4,839
Interest                                                                  1,509
                                                                      ---------
  Total investment income                                                 6,348

EXPENSES
Management fee                                                            5,541
Service fee - Class A, Class B, Class C                                   1,723
Distribution fee - Class B                                                2,347
Distribution fee - Class C                                                  259
Transfer agent                                                            2,197
Bookkeeping fee                                                             252
Trustees fee                                                                 37
Custodian fee                                                                14
Audit fee                                                                    23
Legal fee                                                                     4
Registration fee                                                            234
Reports to shareholders                                                      33
Other                                                                       270
                                                                      ---------
  Total expenses                                                         12,934
                                                                      ---------
Net investment loss                                                      (6,586)
                                                                      ---------
NET REALIZED AND UNREALIZED LOSS ON
PORTFOLIO POSITIONS
Net realized loss                                                       (65,105)
Net change in unrealized appreciation/depreciation on investments       (41,618)
                                                                      ---------
Net loss                                                               (106,723)
                                                                      ---------
DECREASE IN NET ASSETS FROM OPERATIONS                                $(113,309)
                                                                      =========

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(in thousands)
                                                       YEAR ENDED JUNE 30
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS                     1999            1998
--------------------------------------------------------------------------------

OPERATIONS
Net investment loss                              $  (6,586)       $  (3,989)
Net realized gain (loss)                           (65,105)          31,123
Net unrealized appreciation (depreciation)         (41,618)          54,532
                                                  --------        ---------
    Net increase (decrease) from operations       (113,309)          81,666

DISTRIBUTIONS
From net realized gains -- Class A                      --          (16,194)
In excess of net realized gains -- Class A              --             (199)
From net realized gains -- Class B                      --          (16,680)
In excess of net realized gains -- Class B              --             (205)
From net realized gains -- Class C                      --           (1,153)
In excess of net realized gains -- Class C              --              (14)
From net realized gains -- Class Z                      --             (302)
In excess of net realized gains -- Class Z              --               (4)
                                                  --------        ---------
                                                  (113,309)          46,915
                                                  --------        ---------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                351,785          891,244
Value of distributions reinvested -- Class A            --           14,748
Cost of shares repurchased -- Class A             (432,118)        (661,166)
                                                  --------        ---------
                                                   (80,333)         244,826
                                                  --------        ---------
Receipts for shares sold -- Class B                113,872          217,087
Value of distributions reinvested -- Class B            --           15,906
Cost of shares repurchased -- Class B             (127,575)         (59,973)
                                                  --------        ---------
                                                   (13,703)         173,020
                                                  --------        ---------
Receipts for shares sold -- Class C                 17,714           34,266
Value of distributions reinvested -- Class C            --            1,108
Cost of shares repurchased -- Class C              (15,229)          (5,846)
                                                  --------        ---------
                                                     2,485           29,528
                                                  --------        ---------
Receipts for shares sold -- Class Z                  9,145            1,139
Value of distributions reinvested -- Class Z            --              306
Cost of shares repurchased -- Class Z               (3,444)            (650)
                                                  --------        ---------
                                                     5,701              795
                                                  --------        ---------
    Net increase (decrease) from fund share
      transactions                                 (85,850)         448,169
                                                  --------        ---------
    Total increase (decrease)                     (199,159)         495,084
NET ASSETS
Beginning of period                                817,488          322,404
                                                  --------        ---------
End of period (net of overdistributed net
 investment $20 and $12, respectively)            $618,329         $817,488
                                                  ========         ========
NUMBER OF FUND SHARES
Sold -- Class A                                     12,703           26,435
Issued for distributions reinvested -- Class A          --              452
Repurchased -- Class A                             (15,776)         (19,429)
                                                  --------         --------
                                                    (3,073)           7,458
                                                  --------         --------
Sold -- Class B                                      4,179            6,641
Issued for distributions reinvested -- Class B          --              509
Repurchased -- Class B                              (4,850)          (1,848)
                                                  --------         --------
                                                      (671)           5,302
                                                  --------         --------
Sold -- Class C                                        629            1,020
Issued for distributions reinvested -- Class C          --               34
Repurchased -- Class C                                (561)            (177)
                                                  --------         --------
                                                        68              877
                                                  --------         --------
Sold -- Class Z                                        319               35
Issued for distributions reinvested -- Class Z          --               10
Repurchased -- Class Z                                (122)             (19)
                                                  --------         --------
                                                       197               26
                                                  --------         --------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Small Cap Value Fund (the Fund), a series of Liberty Funds Trust VI, formerly Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fee and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER
Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997, and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended June 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $112,250 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $71,743, $1,610,025 and $39,182 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets attributable to Class A, Class B and Class C, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended June 30, 1999, purchases and sales of investments, other than short-term obligations, were $354,052,443 and $403,817,756, respectively.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation                          $158,991,454
    Gross unrealized depreciation                           (77,407,699)
                                                           ------------
    Net unrealized appreciation                            $ 81,583,755
                                                           ============

CAPITAL LOSS CARRYFORWARD
At June 30, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              YEAR OF                       CAPITAL LOSS
            EXPIRATION                      CARRYFORWARD
            ----------                      ------------
               2007                         $ 18,702,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 1999.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                          YEAR ENDED JUNE 30, 1999
                                                -----------------------------------------------------------------------------
                                                  CLASS A               CLASS B               CLASS C               CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  34.210             $  32.670             $  33.590            $  34.490
                                                   ---------             ---------             ---------            ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                               (0.161)               (0.359)               (0.367)              (0.090)
Net realized and unrealized loss                      (3.689)               (3.531)               (3.633)              (3.700)
                                                   ---------             ---------             ---------            ---------
    Total from Investment Operations                  (3.850)               (3.890)               (4.000)              (3.790)
                                                   ---------             ---------             ---------            ---------
NET ASSET VALUE, END OF PERIOD                     $  30.360             $  28.780             $  29.590            $  30.700
                                                   =========             =========             =========            =========
Total return (b)                                    (11.25)%              (11.91)%              (11.91)%             (10.99)%
                                                   ---------             ---------             ---------            ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                           1.49%                 2.24%                 2.24%                1.24%
Net investment loss (c)                              (0.57)%               (1.32)%               (1.32)%              (0.32)%
Portfolio turnover                                       53%                   53%                   53%                  53%
Net assets at end of period (000)                   $263,436              $307,252             $  35,987            $  11,654

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                               YEAR ENDED JUNE 30, 1998                        YEAR ENDED JUNE 30, 1997
                                      ------------------------------------------     --------------------------------------------
                                      CLASS A      CLASS B    CLASS C    CLASS Z     CLASS A      CLASS B  CLASS C(b)   CLASS Z
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $30.570     $ 29.490    $30.240    $30.740     $ 26.480    $ 25.770    $26.400    $26.550
                                      -------     --------    -------    -------     --------    --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)       (0.096)      (0.338)    (0.348)    (0.010)      (0.003)     (0.199)    (0.208)     0.065
Net realized and unrealized gain        5.786        5.568      5.748      5.810        5.073       4.899      5.028      5.105
                                      -------    ---------    -------    -------     --------    --------    -------    -------
    Total from Investment Operations    5.690        5.230      5.400      5.800        5.070       4.700      4.820      5.170
                                      -------    ---------    -------    -------     --------    --------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                (2.025)      (2.025)    (2.025)    (2.023)      (0.980)     (0.980)    (0.980)    (0.980)
In excess of net realized gains        (0.025)      (0.025)    (0.025)    (0.027)          --          --         --         --
                                       -------    ---------    -------    -------     --------    --------    -------    -------
    Total Distributions Declared
      to Shareholders                  (2.050)     (2.050)     (2.050)    (2.050)      (0.980)     (0.980)    (0.980)    (0.980)
                                      -------    ---------    -------    -------     --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD        $34.210    $  32.670    $33.590    $34.490     $ 30.570    $ 29.490    $30.240    $30.740
                                      -------    --------     -------    -------     --------    --------    -------    -------
Total return (c)                       18.95%       18.05%     18.17%     19.21%       19.54%      18.63%     18.64%     19.87%
                                      -------    --------     -------    -------     --------    --------    -------    -------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                            1.42%       2.17%       2.17%      1.17%         1.32%       2.07%      2.07%      1.07%
Net investment income (loss) (d)      (0.28)%     (1.03)%     (1.03)%    (0.03)%       (0.01)%     (0.76)%    (0.76)%      0.24%
Portfolio turnover                        35%         35%         35%        35%           54%         54%        54%        54%
Net assets at end of period (000)    $401,929    $370,699     $38,562    $ 6,298      $131,151   $178,234    $ 8,194    $ 4,825

(a)Per share data was calculated using average shares outstanding during the period.
(b)Class D shares were redesignated Class C shares on July 1, 1997.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                              YEAR ENDED JUNE 30, 1996                   YEAR ENDED JUNE 30, 1995
                                                    ----------------------------------------------      -------------------------
                                                    CLASS A     CLASS B   CLASS C(b)    CLASS Z(c)        CLASS A      CLASS B
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  22.260   $  21.840   $  22.550    $  24.790        $  16.670    $  16.470
                                                   ---------   ---------   ---------    ---------        ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                      0.036(d)  (0.147)(d)  (0.072)(d)     0.096(d)         0.002       (0.139)
Net realized and unrealized gain                       5.479       5.372       3.922        2.959            5.588        5.509
                                                   ---------   ---------   ---------    ---------        ---------    ---------
    Total from Investment Operations                   5.515       5.225       3.850        3.055            5.590        5.370
                                                   ---------   ---------   ---------    ---------        ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                               (1.295)     (1.295)         --       (1.295)              --           --
                                                   ---------   ---------   ---------    ---------        ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $  26.480   $  25.770   $  26.400    $  26.550        $  22.260    $  21.840
                                                   ---------   ---------   ---------    ---------        ---------    ---------
Total return (e)                                      25.31%      24.44%      17.07%(f)    12.81%(f)        33.53%       32.60%
                                                   ---------   ---------   ---------    ---------        ---------    ---------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                1.38%(g)    2.13%(g)    2.15%(g)(h)  1.13%(g)(h)      1.45%       2.20%
Net investment income (loss)                          0.15%(g)  (0.60)%(g)  (0.54)%(g)(h)  0.41%(g)(h)      0.01%       (0.74)%
Portfolio turnover                                      46%         46%         46%          46%              64%           64%
Net assets at end of period (000)                    $89,924     $96,158    $  2,585     $  3,616        $  40,661    $  29,458

(a)Per share data was calculated using average shares outstanding during the period.
(b)Class D shares were initially offered on January 15, 1996 and were redesignated Class C shares on July 1, 1997. Per share data r eflects activity from that date.
(c)Class Z shares were intially offered on January 31, 1995. Per share data reflects activity from that date.
(d)Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of bene fits received, if any.
(h)Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI
AND THE SHAREHOLDERS OF COLONIAL SMALL CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund (the "Fund") (a series of Liberty Funds Trust VI, formerly Colonial Trust VI) at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1999

ANNUAL REPORT: COLONIAL SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                         WILLIAM E. MAYER
Consultant (formerly Special               Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;          (formerly Dean, College of Business
President and Chief Operating              and Management, University of
Officer, New York Stock Exchange,          Maryland; Dean, Simon Graduate
Inc.; President, American Stock            School of Business, University of
Exchange Inc.)                             Rochester; Chairman and Chief
                                           Executive Officer, CS First Boston
TOM BLEASDALE                              Merchant Bank; and President and
Retired (formerly Chairman of the          Chief Executive Officer, The First
Board and Chief Executive Officer,         Boston Corporation)
Shore Bank & Trust Company)
                                           JAMES L. MOODY, JR.
JOHN V. CARBERRY                           Retired (formerly Chairman of the
Senior Vice President of Liberty           Board, Chief Executive Officer and
Financial Companies, Inc. (formerly        Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                                  JOHN J. NEUHAUSER
                                           Dean, Boston College School of
LORA S. COLLINS                            Management
Attorney (formerly Attorney,
Kramer, Levin, Naftalis & Frankel)         THOMAS E. STITZEL
                                           Professor of Finance, College of
JAMES E. GRINNELL                          Business, Boise State University;
Private Investor (formerly Senior          Business Consultant and Author
Vice President-Operations, The
Rockport Company)                          ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
RICHARD W. LOWRY                           Management Consultant, Saatchi and
Private Investor (formerly Chairman        Saatchi Consulting Ltd. and
and Chief Executive Officer, U.S.          Principal and International
Plywood Corporation)                       Practice Director, Management
                                           Consulting, Peat Marwick Main & Co.)
SALVATORE MACERA
Private Investor (formerly                 ANNE-LEE VERVILLE
Executive Vice President of Itek           Consultant (formerly General
Corp. and President of Itek Optical        Manager, Global Education Industry,
& Electronic Industries, Inc.)             and President, Applications
                                           Solutions Division, IBM
                                           Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Small Cap Value Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------
[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
--------------------------------------------------------------------------------
[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
--------------------------------------------------------------------------------
[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   A leader in Asian investing(TM), Newport has an unparalleled knowledge of Asian economies, business and culture.
--------------------------------------------------------------------------------
[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
--------------------------------------------------------------------------------
       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
--------------------------------------------------------------------------------

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
COLONIAL SMALL CAP VALUE FUND  ANNUAL REPORT, JUNE 30, 1999
--------------------------------------------------------------------------------

[Graphic
 Omitted]  L I B E R T Y                                          -------------
           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o          BULK RATE
           STEIN ROE ADVISOR                                      U.S. POSTAGE
           Liberty Funds Distributor, Inc. (C)1999                   PAID
           One Financial Center, Boston, MA 02111-2621,           HOLLISTON, MA
           1-800-426-3750                                         PERMIT NO. 20
           Visit us at www.libertyfunds.com                       -------------

                                                  SC-02/413H-0699 (8/99) 99/984